AeroCentury Corp.

Corporate Presentation

December 2021







Forward-Looking Statements

Certain statements made in this document are "forward looking statements" within the meaning of the "safe harbor" provisions of the *United States Private Securities Litigation Reform Act of 1995*. When used in this document, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose," and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company's profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the inability to successfully launch Mano; the occurrence of any event, change or other circumstances that could affect the Company's ability to continue successful development of its NFT games; costs related to the expansion and promotion of the Company's GameFi business; the possibility that the Company may not succeed in developing its GameFi business due to, among other things, changes in the business environment, competition or other economic and policy factors; and the possibility that the Company's GameFi business may be adversely affected by other economic, business, and/or competitive factors. The forward-looking statements in this document and the Company's future results of operations are subject to additional risks and uncertainties set forth under the heading "Factors that May Affect Future Results and Liquidity" in documents filed by the Company with the Securities and Exchange Commission, including the Company's quarterly reports on Form 10-Q and the Company's latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company's inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company's assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Such information speaks only as of the date of this document. The copyright and trademark of any logos, images and graphics used in this presentation are properties of their respective registered owners.

No Offer or Solicitation

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

December 10, 2021

AEROCENTURY (ACY)

Month Summary

35.40 -11.58 -24.65%

Total Volume	837,671	52 Week Range	2.10-66.71
Prev Close	46.98	Month Range	33.48-51.50
Market Cap	$156.36M		


MONTH CHART (ACY)
AEROCENTURY
46.00
42.00
38.00
34.00
1 Nov
8 Nov
15 Nov
23 Nov
30 Nov
ACY Volume (Incremental)
120K
80K
40K
0.0

Quarter Summary

59.98 +49.48 +471.24%

Total Volume	38.53M	52 Week Range	2.10-66.71
Prev Close	10.50	Quarter Range	10.05-66.71
Market Cap	$264.92M		


QUARTER CHART (ACY)
AEROCENTURY
50.00
30.00
10.00
Jul
Aug
Sep
ACY Volume (Incremental)
8M
4M
0.0

Information as of close of market at Nov 30, 2021

AeroCentury Corporate Structure

On September 30, 2021, ACY completed the closing of the Securities Purchase Agreement, whereas Mr. Yucheng Hu as the Lead Investor together with other investors (the "Investors") acquired an aggregate 2,870,927 shares of ACY, and the Investors became holders of approx. 65% of the shares of ACY. Mr. Yucheng Hu is the current CEO of ACY. Jet Fleet remains as a subsidiary operating the aircraft business of ACY. Mega Metaverse Corp. was formed on October 20, 2021.


AeroCentury Corp.
Stock code: ACY
51%
100%
Jet Fleet Corp.
Delaware
MEGA Metaverse Corp.
California

- Aircraft advisory and management service

- **GameFi business**
- **NFT games, engine and marketplace in the metaverse**

- *First NFT game to launch in first quarter of 2022*



First GameFi NYSE listed company

Mega Metaverse Corp.

Mission statement:

Bring GameFi to the next level to enable users to play and earn in the Metaverse

"We are well positioned to become the leader in the GameFi industry. We have the ***WORLD CLASS*** *team with proven track records of success."*

Yucheng Hu, CEO of AeroCentury Corp.

The Company believes it is the first NYSE AMEX listed company with GameFi business operations.

Our Team: WORLD CLASS gaming experts

First GameFi NYSE listed company



Mr. Yucheng Hu
Chairman & CEO
AeroCentury Corp.

Strong gaming experience and proven track record of success

Yucheng is the founder of Chengdu Quleduo Technology Co., Ltd., and has served as its Chief Executive Officer since 2011. He is a successful entrepreneur with over 15 years of experience in the internet industry. During his career, he established Xiyou online mobile game platform (wwwx52xiyou.com), which is a popular online gaming platform in PRC. He has also formed various software programming studios, such as the Mengqu studio, and has developed various mini-programs for social media applications such as the "click-and-play" application for instance online games access.

PROVEN TRACK RECORDS in developing games with user base of **300 MILLION+** and revenue of **2 BILLION+**

First GameFi NYSE listed company



Mr. Tibbers Wong
CEO
Meta Metaverse Corp.

Started in the gaming industry since 2005, and former producer of a game studio of Tencent Holdings Ltd., currently the world's highest-earning video game company.

- As former producer in a game studio of Tencent Holdings Ltd. **Tibbers** led the development and released games across a wide variety of genres, such as board game, Massively Multiplayer Online (MMO) games, sports, racing, among others, in over 200 countries and regions, and has delivered high-quality gaming experiences to hundreds of millions of players worldwide, with user bases of over 300 million and revenue over 2 billion.

- As a director he participated in various gaming projects.

PROVEN TRACK RECORDS in developing games with user base of **300 MILLION+** and revenue of **2 BILLION+**

First GameFi NYSE listed company



Mr. Raison Xiong
Chief Technology Officer
Meta Metaverse Corp.

Started in the gaming industry since 2004, and former technical director of a game studio of Tencent Holdings Ltd., currently the world's highest-earning video game company.

- As the technical director of a studio of Tencent Holdings Ltd., **Raison** led the technical team for the development and operation of various popular games produced by the studio.
- Raison had also served as the R&D Director and Project Manager.
- He was responsible for the solution design and technical implementation of DAU projects.

What is the **Metaverse**?

"It's an advanced version of the Internet that you are inside of – instead of merely looking at." *TIME's newsletter "Into the Metaverse", November 2021*

- The metaverse is the next generation of the internet. It is the collective set of online, connected experiences that one can have, which includes AR and VR, but also whatever space or place our minds perceive us to travel, within the limits of the game in 2D or 3D.
- In the metaverse, the internet enables creators to deliver connected, immersive experience based around artificial intelligence activities.

- The metaverse may be associated with the business, technology and culture of all virtual worlds, realities and experiences.
- Gaming, blockchain, cryptocurrency, and DeFi (decentralized finance), takes big part in the metaverse.

Metaverse Market Map


Experience
Discovery
Creator Economy
Spatial Computing
Decentralize
Human Interface
Infrastructure
FORTNITE
NIANTIC
wave
RIOT GAMES
STAR ATLAS
HOLOGATE
TOGETHER LABS
ACTIVISION BLIZZARD
EMBRACER GROUP
MINECRAFT
UBISOFT
NCSOFT
BEAMDOG
ZEPETO
Tencent 腾讯
FABLE
XBOX GAME STUDIOS
UPLAND
Nintendo
ByteDance
NEXON
DEMIPLANE
Beat Games
Gather
SECOND LIFE
2K
VALVE
WARGAMING.NET
lilith
YUGALABS
twitter
NETFLIX
Supernatural
AltspaceVR
miHoYo
Spatial
YouTube
immersed
facebook
THETA.tv
Clubhouse
ODYSSEY
twitch
Larva Labs
zoom
facebook
unity Ads
DISCORD
Google
luna
STEAM
Google Play
EPIC GAMES STORE
STADIA
itch.io
APPLOVIN
ironSource
N3TWORK
Vungle
unity
EPIC GAMES
BEAMABLE
ROBLOX
Adobe
horizon
IMPROBABLE
overwolf
photon
ROKOKO
Xsolla
Microsoft
mod.io
MANTICORE
skillz
async.
genvid
Decentraland
Polystream
BUILDBOX
GameMaker Studio 2
SUPERWORLD
shopify
gravity sketch
SUBSPACE
unity
AUTODESK
UNREAL ENGINE
OMNIVERSE
Descartes Labs
Matterport
O3DE
Google AI
OpenAI
NIANTIC
Planet-Scale AR
CESIUM
occipital
EF EVE
presenZ
moz://a
Microsoft
OpenXR
ethereum
WEBASSEMBLY
CONSENSYS
Tezos
IMMUTABLE
Ava Labs
FORTE
SOLANA
brave
polygon
WAX
Dapper
Enjin
ubuntu
Algorand
IOTA
IBM
rally
THETA
venly
ARAGON
Polkadot
ION
CARDANO
OpenSea
evernym
makersplace
SuperRare
Crucible
RP1
oculus
XBOX
PlayStation
NINTENDO SWITCH
SAMSUNG
Microsoft HoloLens
HUAWEI
VIVE
NEURALINK
LIGHTFORM
VUZIX
nreal
RAZER
VARJO
magic leap
AVEGANT
neosensory
amazon alexa
aws
Azure
NVIDIA
Google Cloud
MARVE
AMD
SAMSUNG
Qualcomm
ATOMICA
intel
SKYWORKS
OUSTER
SONY
ProLogium
Panasonic
verizon
IBM
vodafone
T Mobil
AT&T
STARLINK
EDGEG
fastly
Akamai
CLOUDFLARE
agora
bandwidth
EQUINIX
DIGITAL REALT
V5 – October 2021 – Building the Metaverse
Jon Radoff

AeroCentury

Glancing at the key platforms of the Metaverse

1. UNITY

- 3D engine and design studio for game developers, with AR/VR/XR and metaverse experiences.
- Revenue generated mainly through advertisement and is one of the big-three video ad networks along with Facebook and Google.

- Public company: Listed in Sep 17, 2020
- Market cap: 57.52B USD (as at Nov 18, 2021)
- Annual revenue: 772.4M USD

2. EPIC Games

- Game properties with Fortnite being their best-known.
- Unreal Engine: 3D engine environment and design studio, Epic take 5% of the revenue of any game built on the engine launch in any gaming platforms.
- Epic Games launcher: a game store offering games by its developers. Epic takes a revenue share on games sold.

- Private company: Yes
- Total funding amount: 5.1B USD
- Annual revenue: 5.1B USD

3. Roblex

- Online game platform and game creation platform, allowing users to program games and play games created by others.
- Business model is sales of its in-game currency and their brand's item, and advertising, etc.

- Public company: Listed in Mar 11,2021
- Market cap: 73B USD (as at Mov 18, 2021)
- Annual revenue: 920M USD

4. Opensea

- Largest online marketplace for NFTs (digital certificate of ownership), including art, music, digital trading cards, sport items, software, and many other digital assets.
- Transaction conducted are in cryptocurrency. Opensea takes a 2.5% fee from seller for transaction completed.

- Private company: Yes
- Total funding amount: 127.2M USD
- Annual revenue: 10M USD



GameFi

NFT Game (blockchain based) **+ DeFi** (decentralized finance)

- **GameFi** is one of the hottest trends to emerge from the crypto industry, combining decentralized finance (DeFi) and NFTs (non-fungible token) with blockchain-based online games.
- Unlike traditional online games, which operate on a "play-to-win" model, GameFi introduces a **"play-to-earn"** model. This concept involves giving players financial incentives to play and progress through games.

Play + Earn



GameFi

"The global gaming market was valued at USD 173.70 billion in 2020, and it is expected to reach a value of USD 314.40 billion by 2026, registering a CAGR of 9.64% over 2021-2026."

Mordor Intelligence, 2021

"Next year, the **GameFi** sector may exceed $200 billion."

FX Empire, October 26, 2021



GameFi

How does it work?

All objects in games are NFTs, which may be sold to others or trade with others in digital marketplace using cryptocurrency.

Some games also include DeFi elements such as staking, where players can lock away certain tokens in order to earn annual interest and other rewards to purchase other in-game items or unlock new content.

In order to play, players will need to:

1. **Create a cryptocurrency wallet: To store virtual currency and NFTs.**
2. **Pre-funded crypto wallet: Players need to pre-fund crypto wallet with a particular cryptocurrency in order to purchase starter items and proceed.**
3. **Purchase starter items, such as characters and accessories in order to begin.**

Trending GameFi Games

1. <u>Alien Worlds</u>

- Players join an alien universe consisting of several planets where they must fight for scarce resources and mine the game' s native cryptocurrency, trillium (TLM). Players can also battle each other, go on quests and earn additional income by renting out their land to others.
- The first game to break through 100,000 users and currently boasts over 2.5 million players. It is free-to-play, and spans across multiple blockchains including WAX, Ethereum and Binance Smart Chain.
- Native crypto token: trilium (TLM).
- Blockchains: Native WAX blockchain, but also runs off Ethereum and Binance Smart Chain (BSC).
- Monthly user base: 1,000,000.
- Initial investment required: You are required to buy NFT game cards such as land in order to mine.

- Private Company: Yes
- Total funding amount: 2M USD

2. <u>The SandBox</u>

- The Sandbox develops a decentralized gaming platform that leverages NFTs and blockchain technology. It features 3 main components: an NFT builder, a Game Maker, and a Marketplace.
- Native crypto token: SAND.
- Blockchain: Ethereum.
- Monthly user base: 1,000,000.
- Initial investment required: To own a cryptocurrency wallet from MetaMask, Bitski, or Venly.

- Private Company: Yes
- Total funding amount: 95M USD

Trending GameFi Games

3. Axie Infinity

- A Pokemon-inspired universe where you can buy, take care of, breed and trade digital monsters, called "Axies."
- The game has a high earning potential but requires high involvement to breed, care for and trade rare or unique Axies. These monsters can battle each other to earn SLP tokens or be sent on quests for resource farming.
- Native token: axie infinity (AXS) and smooth love potion (SLP).
- Blockchain: Ethereum.
- Monthly user base: 308,000.
- Initial investment required: You need to purchase three Axies from the in-house marketplace before you can play.
- Axie Infinity was one of the first play-to-earn games to take off in a big way, surpassing $1 billion in revenue on August 9, 2021.

- Private Company: Yes
- Total funding amount: 9M USD

4. Upland

- In Upland, players can buy, sell, and trade properties linked to real-world addresses. Users can then play, run businesses, and connect with other Uplanders across the world.
- Players have an Upland avatar that can roam throughout a city to look for available properties for purchase and visit other players' properties. To earn special UPX rewards and increase a property's earnings, users can complete a Collection. This is similar to Monopoly.
- Native token: upland (UPX).
- Blockchain: EOS.
- Monthly user base: 155,000.
- Initial investment required: To open an account, you need to first purchase a virtual property.

- Private Company: Yes
- Total funding amount: 20M USD

Trending GameFi Games

5. **Splinterlands**

- Splinterlands is a digital collectible card game where players build up a collection of cards with various abilities and stats and use them to battle other players. Each card is represented by an NFT and are tradable or can be exchanged on the open market. The game relies on one-on-one fighting where players are randomly assigned battle parameters.

- Both players then have a limited amount of time to build a deck of cards they will use to fight each other.

- Native token: dark energy crystals (DEC) and splintershards (SPS), which is the governance token.

- Blockchain: Hive blockchain.

- Monthly user base: 120,000.

- Initial investment required: You must buy the summoner’ s spellbook for $10 to unlock the play-to-earn features and receive DEC tokens.

- Private Company: Yes
- Total funding amount: 3.6M USD

What's the future of GameFi?

GameFi has already gained significant traction, with the collective market capitalization of top games breaking $14 billion.

Source: Coindesk Newsletter, Sep 3, 2021.

"It seems that with the development of NFT and blockchain technologies, **GameFi** will continue to grow at an extremely high pace and will become another direction in crypto for earning and investments."

The Business Tech, November 15, 2021

"The **GameFi** universe does not seem to be slowing down any time soon. With new investment and GameFi-specific funds pouring in, the potential of the sector is endless."

Coindesk Newsletter, September 3, 2021


alBot

First GameFi NYSE listed company

Our Business Model

Our universe:

ALSPACE

Operate in blockchain

1 NFT Games:
- We develop our own games, first NFT game to launch in first quarter of 2022.
- Additional games to launch starting Q2 2022.

2 Engine & Studio:
- Players can build their own games in our engine and studio and to launch in alSpace Launch Pad.

3 Marketplace:
- Players can extract and sell their in-game assets and other NFTs in alSpace Marketplace.

First GameFi NYSE listed company

Our Business Model

Our first NFT game: MANO

launching in first quarter 2022


alBot

- Mano is a fun idle role playing game (RPG), with our small intelligent robot “alBot” built by players, each a unique NFT.
- Supply of the original alBot is limited. The in-game forging system enable players to forge better, more powerful, and rarer alBot, with the endless possibility of creating additional unique NFTs.
- Players can strengthen their alBot while gameplay and may extract them to sell for profit, or to trade their alBot for other digital assets in our alSpace Marketplace.

Play + Earn


alBot

Mano is our first game to be launched in first quarter 2022. Pre-launch in-game characters and accessories (limited quantity) will be available for sale around end of December 2021 for a limited time.
To purchase, visit: www.alspace.com.



ALSPACE

Additional games will be launching in our alSpace universe starting Q2 2022 !

AeroCentury

Our Revenue Model

- Sales of in-game characters, equipments and accessories.
- Revenue share of games built by creators using our engine and studio and to launch games in aISpace Launch Pad.
- Profit share for NFTs sold or traded at aISpace Marketplace.


aIBot

Thank you!

To contact us, please email: info@aerocentury.com

AeroCentury